SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported):   November 30, 2004

                          Commission File No. 000-49756

                           THE WORLD GOLF LEAGUE, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                     98-0201235
   ---------------------------                     -------------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
 incorporation  or  organization)

                 2139 SR 434, Suite 101, Longwood, Florida 32779
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (407) 331-6272
                     --------------------------------------
                           (Issuer  telephone number)

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On November 30, 2004, William Page, resigned from his position as a Director of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WORLD GOLF LEAGUE, INC.

DATED: November 30, 2004                    By: /s/ Michael Pagnano
                                               ------------------------
                                            Michael Pagnano
                                            Chief Executive Officer

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